Trade and Other Receivables - Summary of Trade and Other Receivables (Detail) - USD ($) $ in Thousands	Mar. 31, 2026	Mar. 31, 2025
Disclosure Of Trade And Other Receivables [Abstract]
Trade and other receivables, net of provision	$ 148,193	$ 129,201
Security deposits, net of provision	12,323	12,148
Interest accrued	11,285	8,458
Due from employees	392	215
Total	172,193	150,022
Non-current	9,182	8,879
Current	$ 163,011	$ 141,143